SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

        THIS SIXTH AMENDMENT, dated as of November 7, 2007 (this “Sixth Amendment”), to the Note Purchase Agreement, dated as of October 12, 2000 (as amended to date, the “Note Agreement”), is between Nu Skin Enterprises, Inc., a Delaware corporation (the “Company”), and The Prudential Insurance Company of America (“Prudential”).

RECITALS

    A.        Pursuant to the request of the Company, the Company and Prudential now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

    B.        Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

    C.        All requirements of law have been fully complied with and all other acts and things necessary to make this Sixth Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

        NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Sixth Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and Prudential do hereby agree as follows:

Section 1 Amendments to Note Agreement.

1.1 Section 10.4 of the Note Agreement is hereby amended and restated to read as follows:

      10.4 Minimum Consolidated Net Worth.

        The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of (i) $232,022,366, (ii) an aggregate amount equal to 60% of Consolidated Net Income (in each case, to the extent a positive number) for each complete fiscal quarter ending on or after September 30, 2007, and (iii) 50% of the net proceeds realized by the Company and its Restricted Subsidiaries after June 30, 2007 from (a) the sale of Equity Securities, excluding issuances of Equity Securities upon exercise of employee stock options or rights under any employee benefit plans (excluding such exercise by any Person that owns greater than 5% of the Equity Securities of the Company), (b) issuances of Equity Securities in connection with acquisitions by the Company and its Restricted Subsidiaries, and (c) reissuances of up to $60,000,000 of treasury securities purchased by the Company.

1.2 Section 10.11 of the Note Agreement is hereby amended and restated to read as follows:

      10.11 Minimum Cash.

The Company covenants that at no time will Available Cash be less than $65,000,000. For purposes hereof "Available  Cash”shall mean the difference between (i) the amount of the consolidated cash and cash equivalents of the Company and Restricted Subsidiaries and (ii) the aggregate amount outstanding under revolving credit facilities on which the Company or any Restricted Subsidiaries are obligated as borrowers or guarantors.

1.3 Schedule A of the Note Agreement is hereby further amended by inserting therein in the proper alphabetical order the following definitions of “Sixth Amendment” and “Sixth Amendment Effective Date”, as follows:

“Sixth Amendment” means that certain Sixth Amendment to Note Purchase Agreement, dated as of November [__], 2007, between the Company and The Prudential Insurance Company of America.

        “Sixth Amendment Effective Date” shall have the meaning specified in the Sixth Amendment.

Section 2 Representations and Warranties and Covenants of the Company.

2.1 To induce Prudential to execute and deliver this Sixth Amendment (which representations shall survive the execution and delivery of this Sixth Amendment), the Company represents and warrants to Prudential that:

(a)

this Sixth Amendment has been duly authorized, executed and delivered by it and this Sixth Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)

the Note Agreement, as amended by this Sixth Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)

the execution, delivery and performance by the Company of this Sixth Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); and

(d)	as of the date hereof and after giving effect to this Sixth Amendment, no Default or Event of Default has occurred which is continuing.

2.2 The Company agrees that it shall promptly pay the reasonable fees and expenses of Bingham McCutchen LLP in connection with the negotiation, preparation, approval, execution and delivery of this Sixth Amendment.

Section 3 Conditions to Effectiveness of This Agreement.

        This Sixth Amendment shall become effective as of the opening of business on the date hereof (the “Sixth Amendment Effective Date”) upon (a) the delivery to Prudential of executed counterparts of this Sixth Amendment, duly executed by the Company, the Subsidiary Guarantors named as signatories hereto and the Required Holders, and (b) the delivery to Prudential of a fully executed and effective amendment to the Company’s principal bank credit agreement which provides for an amendment thereto which is substantially identical to that provided herein.

Section 4 Miscellaneous.

4.1 This Sixth Amendment may be executed in any number of counterparts, each counterpart constituting an original, but all together only one agreement.

4.2 The amendments, limited waiver and other modifications set forth in this Sixth Amendment shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent or waiver of any other terms or conditions of the Note Agreement or any other document related to the Note Agreement, or (b) a consent to any future amendment, consent or waiver. Except as expressly set forth in this letter, the Note Agreement and the documents related to the Note Agreement shall continue in full force and effect.

4.3 This Sixth Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

[Signature page follows.]

        IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: _________________________________ Its: Vice President

NU SKIN ENTERPRISES, INC.

By: _________________________________ Name: Its:

The undersigned Subsidiary Guarantors hereby consent and agree to the foregoing, and to each previous amendment to the Note Purchase Agreement.

NU SKIN ENTERPRISES HONG KONG, INC., a Delaware corporation NU SKIN INTERNATIONAL, INC., a Utah corporation NU SKIN TAIWAN, INC., a Utah corporation NU SKIN UNITED STATES, INC., a Delaware corporation BIG PLANET, INC., a Delaware corporation NSE PRODUCTS, INC., a Delaware corporation NU SKIN ASIA INVESTMENT, INC., a Delaware corporation

      By: ___________________________________Name:Title:

NSE KOREA, LTD.,

a Korean corporation

      By: ___________________________________Name:Title: